SERVICE AIR GROUP, INC.

(A Development Stage Company)

FINANCIAL STATEMENTS

31 DECEMBER 2005 AND 2004

AUDITORS’ REPORT

To the Shareholders of Service Air Group, Inc.:

We have audited the balance sheets of Service Air Group, Inc. (the “Company”) as at 31 December 2005 and 2004 and the statements of operations and deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at 31 December 2005 and 2004 and the results of its operations and its cash flows for the years then ended in accordance with Canadian generally accepted accounting principles.

“Staley, Okada & Partners”

Vancouver, BC	STALEY, OKADA & PARTNERS
6 April 2006	CHARTERED ACCOUNTANTS

Service Air Group, Inc. (A Development Stage Company)	Statement 1
Balance Sheets
As at 31 December
Canadian Funds

ASSETS	2005	2004
Current
Cash	$15,060	$53,936
Accounts receivable	15,622	3,742
Prepaid	1,574	1,574
	32,256	59,252

Property and Equipment (Note 5)	312,685	85,926

Policy and Training Manuals	1	1
License Fees	1	1
	$344,943	$145,180

LIABILITIES
Current
Accounts payable and accrued liabilities	26,482	3,468
Current portion of lease obligation	35,753	-
Current portion of loan payable	6,800	6,646
	69,035	10,114

Due to Shareholders (Note 3, 7a)	1,212,103	1,201,742

Due to Related Parties (Note 7b)	67,576	-

Long-Term Loan Payable (Note 9)	28,528	20,448

Lease Liability (Note 10)	160,509	-
	1,468,716	1,222,190

Continued Operations (Note 1)

SHAREHOLDERS’ EQUITY
Share Capital (Note 6)	100	100
Retained Earnings	(1,192,908)	(1,087,224)
	(1,192,808)	(1,087,124)
	$344,943	$145,180

- See Accompanying Notes -

Service Air Group, Inc. (A Development Stage Company)	Statement 2
Statement of Operations and Deficit
For the Years Ended 31 December
Canadian Funds

	2005	2004	2003
Sales Revenue	$39,195	$-	$-

Direct Costs	(33,691)	-	-
Gross Profit	5,504	-	-

General and Administrative Expenses
Amortization	43,100	29,130	25,410
Rent	36,963	34,660	27,215
Interest on long term debt	2,189	-	-
Other expenses	34,373	74,038	74,815
	116,625	137,828	127,440
Loss before the Undernoted	(111,121)	(137,828)	(127,440)
Gain on disposal	5,437	-	-
Loss on impairment	-	(178,068)	-
Net Loss for the Year	$(105,684)	(315,896)	(127,440)

Deficit - Beginning of Year	$(1,087,224)	(771,328)	(643,888)
Net Loss for the year	(105,684)	(315,896)	(127,440)
Deficit - End of Year	$(1,192,908)	$(1,087,224)	$(771,328)

- See Accompanying Notes -

Service Air Group, Inc. (A Development Stage Company)	Statement 3
Statement of Cash Flows
For the Years ended 31 December
Canadian Funds

	2005	2004	2003
Cash Flows from Operating Activities
Net loss for the year	$(105,684)	$(315,896)	$(127,440)
Items not affecting cash
Changes in working capital	11,134	(39,144)	43,962
Loss on impairment	-	178,068	-
Amortization	43,100	25,410	25,410
	(51,450)	(151,562)	(58,068)

Cash Flows from Financing Activities
Advances from (to) related party	77,937	213,364	(1,000)
Capital lease payments	(54,308)
Due to shareholders	-	-	141,527
	23,629	213,364	140,527

Cash Flows from Investing Activities
Equipment expenditures	(19,289)	-	(159,892)
Loan payable	8,234	(6,646)	33,740
	(11,055)	(6,646)	(126,152)

Increase (Decrease) in Cash	(38,876)	55,156	(43,693)
Cash position - Beginning of year	53,936	(1,220)	42,473
Cash position - End of Year	$15,060	$53,936	$(1,220)

- See Accompanying Notes -

Service Air Group, Inc. (A Development Stage Company)
Notes to Financial Statements
December 31, 2005 and 2004
Canadian Funds

1.	Continued Operations

Service Air Group Inc. (“the Company”) was incorporated on January 5, 1995 in the Province of British Columbia. The Company’s fiscal year end is December 31 with its initial period being from January 5, 1995 to December 31, 1995.

The Company is considered to be in the initial development stage and has incurred losses since inception. To date the Company has had no business operations and was organized for the purpose of becoming an international airfreight provider.

These financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business for the foreseeable future. As at December 31, 2005, the Company has a loss from operations of $105,684, an accumulated deficit of $1,192,908 and a working capital deficiency of $36,779. The Company intends to fund operations through equity financing agreements, which may be insufficient to fund its capital expenditures, working capital and other cash requirements for the next twelve months.

Thereafter, the Company will be required to seek additional funds, either through debt and/or equity financing, to finance its long-term operations. The successful outcome of future activities cannot be determined at this time, and there has been no assurance that, if achieved, the Company will have sufficient funds to execute its intended business plan or generate positive operating results.

These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2.	Accounting Policies

a)	Basis of Presentation

These financial statements are presented in Canadian dollars and have been prepared in accordance with Canadian generally accepted accounting principles.

b)	Foreign Currency Translation

The Company’s functional and reporting currency is the Canadian dollar. All transactions initiated in other currencies are re-measured into the functional currency as follows:

i)	Monetary assets and liabilities at the rate of exchange in effect at the balance sheet date,
ii)	Non-monetary assets and liabilities, and equity at historical rates, and
iii)	Revenue and expense items at the average rate of exchange prevailing during the period.

Gains and losses on re-measurement are included in determining net income for the period

Service Air Group, Inc. (A Development Stage Company)
Notes to Financial Statements
December 31, 2005 and 2004
Canadian Funds

2.	Accounting Policies - Continued

c)	Use of Estimates and Assumptions

Preparation of the Company’s financial statements in conformity with generally accepted accounting principles in Canada requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

d)	Cash and Cash Equivalent

The Company considers all liquid investments, with an original maturity of 90 days or less when purchased, to be cash equivalents.

e)	Property and Equipment

Property and equipment are stated at cost. Amortization is computed using the declining balance method over the estimated useful lives of the assets. Expenditures for repairs and maintenance are charged to expense as incurred, as are any items purchased which are below the Company’s capitalization threshold of $1,000.

For assets sold or otherwise disposed of, the cost and related accumulated amortization are removed from the accounts, and any related gain or loss is reflected in income for the period.

f)	Obligations under Capital Lease

Leases are classified as either capital or operating. Leases that transfer substantially all of the benefits and risks of ownership of property to the Company are accounted for as capital leases. At the time a capital lease is entered into, an asset is recorded along with its related long-term financing obligation, net of interest. Interest on capital lease financing is expensed as financing payments are made. Payments made under operating leases are expensed as incurred.

g)	Environmental

The Company conducts its operations in a manner to protect public health and the environment and believes its operations are materially in compliance with all applicable laws and regulations.

h)	Share Capital

Share capital issued for non-monetary consideration is recorded at an amount based on fair market value as determined by the board of directors.

Service Air Group, Inc. (A Development Stage Company)
Notes to Financial Statements
December 31, 2005 and 2004
Canadian Funds

2.	Accounting Policies - Continued

i)	Stock Based Compensation

All stock-based awards made to employees and non-employees are measured and recognized using a fair value based method. For employees, the fair value of the options is measured at the date of the grant. For non-employees, the fair value of the options is measured on the earlier of the date at which the counterparty performance is complete or the date the performance commitment is reached or the date at which the equity instruments are granted if they are fully vested and non-forfeitable. For employees and non-employees, the fair value of the options is accrued and charged to operations, with the offsetting credit to contributed surplus, on a straight-line basis over the vesting period. If and when the stock options are ultimately exercised, the applicable amounts of contributed surplus are transferred to share capital.

j)	Loss per Share

Basic earnings (loss) per share is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding during the year. The computation of diluted earnings per share assumes the conversion, exercise or contingent issuance of securities only when such conversion, exercise or issuance would have a dilutive effect on earnings per share.

k)	Variable Interest Entities

Accounting Guideline 15 defines Variable Interest Entities (“VIE”) as entities that have insufficient equity to fund their activities without additional financing or where their investors lack one or more specified essential characteristics of a controlling financial interest. The standard provides guidance for determining when an entity is a VIE and who, if anyone, should consolidate the VIE. During the year the Company completed its evaluation and concluded that it has no VIE’s.

l)	Impairment

Long-lived assets are evaluated for impairment at the end of each reporting period or more frequently when changes in circumstances indicate that those carrying values may not be recoverable. Estimated undiscounted future net cash flows for long-lived assets are subject to risks and uncertainties and are calculated using estimated values. It is reasonable that changes in estimates could occur, which may affect the expected recoverability of these assets. If it is determined that the carrying value exceeds estimated undiscounted future net cash flows, then a write-down to fair value would be recorded, with a charge to operations.

Service Air Group, Inc. (A Development Stage Company)
Notes to Financial Statements
December 31, 2005 and 2004
Canadian Funds

2.	Accounting Policies - Continued

m)	Income Taxes

Income taxes are accounted for using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is provided for significant deferred tax assets when it is more likely than not that such assets will not be recovered.

3.	Due from Shareholders

The amounts due from shareholders are non-interest bearing and have no fixed terms of repayment, accordingly they are classified as long-term in the financial statements.

4.	Financial Instruments

The carrying values of the Company’s financial instruments consisting of cash, accounts receivable, accounts payable, materially approximate their respective fair values at each balance sheet date due to the immediate or short-term maturity of these instruments

Service Air Group, Inc. (A Development Stage Company)
Notes to Financial Statements
December 31, 2005 and 2004
Canadian Funds

5.	Property and Equipment

Details are as follows:

	2005 Cost	2005 Accumulated Amortization	2005 Net Book Value
Office furniture and computers	$43,449	$23,085	$20,365
Vehicle	37,282	5,592	31,670
Asset under capital lease – truck #1	125,500	7,844	117,656
Asset under capital lease – truck #2	125,300	7,831	117,469
Leasehold improvements	63,762	38,256	25,607
	$395,293	$82,608	$312,685

	2004 Cost	2004 Accumulated Amortization	2004 Net Book Value
Office furniture and computers	$43,449	$17,219	$26,230
Vehicle	36,031	14,593	21,438
Leasehold improvements	63,762	25,504	38,258
	$143,242	$57,316	$85,926

6.	Share Capital

a)	The Company’s capitalization is 10,000,000 Class A common voting shares without par value and 10,000,000 Class B non-voting shares without par value.

b)	The Company has 100 Class A shares issued and outstanding.

c)	The Company has not granted any stock options and has not recorded any stock-based compensation.

7.	Related Party Transactions

a)

As of 31 December 2005, the Company had owing to a director and officer or a company, owned and controlled by a director and officer, payables in the amount of $1,212,103 (2004 - $1,201,742). The director and officer or company, owned and controlled by a director and officer, have agreed to defer payment indefinitely and there are no interest terms.

Service Air Group, Inc. (A Development Stage Company)
Notes to Financial Statements
December 31, 2005 and 2004
Canadian Funds

7.	Related Party Transactions - Continued

b)

As of 31 December 2005, the company had owing to a director and officer or a company, owned and controlled by a director and officer, payables in the amount of $67,756 (2004 - $Nil). The director and officer or company, owned and controlled by a director and officer, have agreed to defer payment indefinitely and there is no interest term.

The above transactions, occurring in the normal course of operations, are measured at the exchange amount, which is the amount or consideration established and agreed to by the related parties.

8.	Policy Training Manual and License Fees

The Company recognized a loss on impairment of Policy Training Manual and License Fees during the year ended 31 December 2004. The manuals and licences are required for future operations and are being maintained in good standing. The fair value of those assets was based on the costs of compiling them as incurred over time by the Company. The company does not currently have sufficient cash flows and accordingly has recorded a loss on impairment.

9.	Long-term debt

Details are as follows:

	2005	2004
Auto loan, bearing interest at 6.8% per annum, repayable in monthly payments of $749. The loan matures on July 18, 2010 and is secured by a charge on the vehicle.	$35,328	$27,094

Amounts payable within one year	(6,800)	(6,646)
	$28,528	$20,448

10.	Lease liability

The Company is committed under two capital leases for vehicles for periods extending to October 2010. The leases bear interest rates of 5.96% and 6.84% respectively and are payable in monthly instalments of $1,717 and $2,231 respectively. They are secured by the related vehicles.

Service Air Group, Inc. (A Development Stage Company)
Notes to Financial Statements
December 31, 2005 and 2004
Canadian Funds

10.	Lease liability - Continued

Details are as follows:

	2005	2004
Truck #1	$86,343	$-
Truck #2	109,919	-
	196,262	-
Amounts payable within one year:
Truck #1	(15,886)	-
Truck #2	(19,867)	-
	$160,509	$-

11.	Income Taxes

The Company has accumulated net operating losses for Canadian federal income tax purposes of approximately $1,190,000, which may be carried forward and used to reduce taxable income of future years. These losses expire between 2006 and 2015.

The Company has accumulated net operating losses for U.S. federal income tax purposes of approximately $1,190,000, which may be carried forward and used to reduce taxable income of future years. These losses expire between 2020 and 2025.

	2005	2004	2003
Loss before income taxes for accounting and tax purposes	$(105,684)	$(315,986)	$(127,440)
Adjustments for non deductible losses	-	178,068	-
	(105,684)	(137,918)	(127,440)
Tax rate	35%	35%	35%
Expected tax recovery for the year	(36,989)	(48,271)	(44,604)
Valuation allowance	36,989	48,271	44,604
Tax recovery for the year	$-	$-	$-

Service Air Group, Inc. (A Development Stage Company)
Notes to Financial Statements
December 31, 2005 and 2004
Canadian Funds

12.	Commitment

The Company has an agreement to lease office space until 31 December 2006, with a net annual lease commitment of approximately $37,000.

13.	Subsequent Events

On 15 April 2006, Service Air Group, Inc. Canada (“SAGCA”) completed with the Service Air USA (SAGUS) a reverse acquisition under a Stock Exchange Agreement (“RTO”) dated 1 April 2006 with a closing date set on or before 15 April 2006.

Pursuant to the agreement, SAGCA issued to the shareholders of Service Air USA 4,125,000 of its class B non-voting common shares for 4,125,000 shares of common stock of Service Air USA. Further to the agreement, the SAGCA will dividend 90% of its net income after tax to SAGUS. SAGUSA agrees to provide the Company with US$4,975,000 in working capital and will either lease or purchase an Aircraft at a minimum of US$10,000,000.

Immediately before the date of the RTO, the Company had 10,000,000 Class A common voting shares and 10,000,000 class B non-voting common shares authorized, with 100 class A shares issued and outstanding, while no class B shares were issued and outstanding. Pursuant to the RTO, an additional 4,125,000 class B shares of the Company’s common stock were issued to Service Air USA and 4,125,000 shares of common stock of Service Air USA were assigned to the Company.

Immediately after the RTO, the management of the Company took control of the board and officer positions of Service Air USA, constituting a change of control. Because the former owners of the Company gained control of Service Air USA, the transaction would normally have been considered a purchase by Service Air USA. However, since Service Air USA was not a business, the transaction was not considered to be a business combination. Instead, the transaction was accounted for as a recapitalization of the Company and the issuance of stock by Service Air USA for the assets and liabilities of Service Air USA. The value of the net assets of Service Air USA acquired by the Company was the same as their historical book value, being $525.